UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 11, 2022

CELL MEDX CORP.

(Exact name of registrant as specified in its charter)

NV	000-54500	38-3939625
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 W. Nye Ln, Suite 446 Carson City, NV		89706
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(844) 238-2692

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 11, 2022, Cell MedX Corp. (the “Company”) and Richard Jeffs, the Company’s major shareholder and largest financier, agreed to consolidate certain loans previously advanced by Mr. Jeffs to the Company between August 28, 2019 and October 11, 2022, totaling approximately USD$539,325. In addition, the Company agreed to secure the amounts outstanding under the amended loans by granting to Mr. Jeffs a security interest over the Company’s eBalance® Technology and any and all products developed by the Company and its subsidiary, Cell MedX (Canada) Corp., that are based on the eBalance® Technology, as well as all eBalance® trademarks and certifications which the Company and its subsidiary have been granted. The amounts and accrued interest on the loans continue to be due on demand and accumulate annual interest at 6% compounded monthly.

ITEM 7.01REGULATION FD DISCLOSURE

On October 18, 2022, the Company issued a news release announcing it had amended the terms of certain loan agreements with Mr. Jeffs and that the British Columbia Securities Commission (the “BCSC”) has issued a cease trade order in respect of the Company’s securities, as further described in Item 1.01 and Item 8.01 of this Form 8-K.

A copy of the Company’s news release is attached as Exhibit 99.1 hereto.

ITEM 8.01OTHER EVENTS

On October 11, 2022, the British Columbia Securities and Exchange Commission (the “BCSC”) issued a cease trade order in respect of the securities of the Company for failing to timely file its Annual Information Form (AIF) and annual audited financial statements for the fiscal year ended May 31, 2022, along with the related management’s discussion and analysis (collectively, the “Canadian Filings”). The Company’s inability to file the required Canadian Filings is due to the Company having insufficient funds to complete the audit of its annual financial statements. The Company hopes to make the required Canadian Filings, and to file its required annual and quarterly filings under applicable United States securities laws, as soon as it is possible. However, at this time, the Company cannot provide any assurance that its attempts to raise the necessary funding will be successful.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

The following exhibits are provided with this Current Report:

Exhibit Number	Description of Exhibit
10.1	Loan Agreement and Note Payable dated October 3, 2022, among Cell MedX (Canada) Corp. and Richard Jeffs.
10.2	Loan Agreement and Note Payable dated October 11, 2022, among Cell MedX (Canada) Corp. and Richard Jeffs.
10.3	Loan Agreement and Note Payable dated October 11, 2022, among Cell MedX (Canada) Corp. and Richard Jeffs.
10.4	Loan Agreement and Note Payable dated October 11, 2022, among Cell MedX Corp. and Richard Jeffs.
10.5	Loan Agreement and Note Payable dated October 11, 2022, among Cell MedX Corp. and Richard Jeffs.
99.1	News Release dated October 18, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL MEDX CORP.

Date: October 18, 2022

By: /s/ Joao (John) da Costa
Joao (John) da Costa,
Chief Operating Officer